DEBT	12 Months Ended
Dec. 31, 2024
DEBT
DEBT

13.   DEBT

The following table summarizes the changes in debt:

	2024 Convertible Notes $	2019 Convertible Debentures $	Credit Facility $	Total $
Balance as at December 31, 2022	-	42,155	177,020	219,175
Convertible debenture conversion	-	(225)	-	(225)
Drawdown	-	-	75,500	75,500
Amortization of discount	-	1,971	926	2,897
Payments	-	-	(90,500)	(90,500)
Balance as at December 31, 2023	-	43,901	162,946	206,847
Proceeds from debentures	172,500	-	-	172,500
Drawdown	-	-	68,000	68,000
Transaction costs	(6,488)	-	-	(6,488)
Portion allocated to equity	(45,999)	-	-	(45,999)
Convertible debt conversions	-	(35,383)	-	(35,383)
Transaction costs allocated to equity	1,730	-	-	1,730
Amortization of discount and transaction costs	4,288	1,131	2,054	7,473
Extinguishment of debt	-	146	-	146
Payments	-	(9,795)	(233,000)	(242,795)
Balance as at December 31, 2024	126,031	-	-	126,031
Non-current portion	126,031	-	-	126,031

(a) 2024 Convertible Notes

On June 10, 2024, the Company issued unsecured convertible senior notes (the “2024 Convertible Notes”) and received gross proceeds of $172.5 million, before transaction costs of $6.5 million. The 2024 Convertible Notes mature on June 30, 2029, and bear interest at 3.75% per annum, payable semi-annually in arrears on June 30 and December 31 of each year, beginning December 31, 2024.

The 2024 Convertible Notes are convertible at the holder’s option into common shares of the Company at any time prior to maturity at a fixed conversion rate of 151.722 common shares per $1,000 principal amount, representing an initial conversion price of approximately $6.591 per share, subject to certain anti-dilution adjustments. In addition, if certain fundamental changes occur, including a change in control or upon notice of redemption by the Company as described below, the holders may elect to convert their 2024 Convertible Notes and may be entitled to an increased conversion rate.

A fundamental change includes the following occurrences:

●	A change in control where a person or group becomes the beneficial owner of more than 50% of our voting stock, or gains the power to elect a majority of our board of directors.
●	The consummation of significant transactions such as certain mergers or consolidations pursuant to which our common shares will be converted or exchanged for cash, securities or other property, or sales of substantially all our assets that change the corporate structure or ownership.
●	Approval by our shareholders of any plan for liquidation or dissolution.

Prior to July 5, 2027, the Company may not redeem the notes except in the event of certain changes in Canadian tax law. At any time on or after July 5, 2027, and until maturity, the Company may redeem all or part of the 2024 Convertible Notes for cash if the price of the Company’s common shares for at least 20 trading days in a period of 30 consecutive trading days, ending on the trading day prior to the date of notice of redemption, exceeds 130% of the conversion price in effect on each such day. The redemption price is equal to 100% of the principal amount of the 2024 Convertible Notes to be redeemed plus accrued and unpaid interest.

In the event of a fundamental change, the Company is required to offer to purchase its outstanding 2024 Convertible Notes at a cash purchase price equal to 100% of the principal amount plus accrued and unpaid interest, ensuring protection against major corporate transformations that could affect the value of the investment held by the holders.

The 2024 Convertible Notes are compound financial instruments consisting of a financial liability and a conversion option that is classified as equity. Of the gross proceeds of $172.5 million, $126.5 million was allocated to the liability component, representing the fair value of the liability component on initial recognition, calculated as the present value of the contractual principal and interest payments over the term of the 2024 Convertible Notes using a discount rate of 11.0%. The equity component, representing the holders’ conversion option, was allocated the residual amount of $46.0 million. The transaction costs incurred were allocated to the liability and equity components in proportion to the allocation of the gross proceeds, with $4.8 million allocated to the liability and $1.7 million allocated to equity. A deferred tax liability of $12.0 million for the taxable temporary difference arising from the difference between the initial carrying amount of the liability component of the 2024 Convertible Notes and the tax base was recognized with a corresponding charge directly to equity.

The recording of the deferred tax liability enabled the recognition of previously unrecorded deferred tax assets of $12.0 million, with the corresponding entry recorded through the income statement.

The amount allocated to the liability component, net of transaction costs, of $121.7 million will be accreted to the face value of the 2024 Convertible Notes over the term to maturity using the effective interest method with an effective interest rate of 12.1%.

There are no financial covenants associated with the 2024 Convertible Notes; however, the Company is required to confirm on an annual basis that it has complied with its obligations under the Indenture for the previous fiscal year. The Company has provided the Trustee for the 2024 Convertible Notes with a certificate of compliance for the year ended December 31, 2024.

(b)2019 Convertible Debentures

On June 7, 2024, the Company issued a notice of redemption for all the issued and outstanding 4.65% senior subordinated unsecured convertible debentures (the “2019 Convertible Debentures”) which were due to mature on October 31, 2024. On June 7, 2024, the Company also irrevocably deposited $46.1 million (the “Redemption Funds”) into trust with Computershare Trust Company of Canada (the “Debenture Trustee”), as the Debenture Trustee under a debenture indenture dated October 2, 2019 (the “2019 Indenture”) related to the 2019 Convertible Debentures. This amount equalled the principal and interest owing under the 2019 Convertible Debentures up to but excluding the redemption date of the 2019 Convertible Debentures on July 10, 2024 (the “Redemption Date”). Pursuant to the 2019 Indenture, the Company was deemed to have fully paid, satisfied, and discharged all of its obligations under the 2019 Indenture by depositing the Redemption Funds with the Redemption Trustee, thereby permitting the Company to issue the 2024 Convertible Notes as senior unsecured obligations of the Company.

On the Redemption Date, an aggregate principal amount of $9.8 million of the 2019 Convertible Debentures was redeemed in cash. An aggregate principal amount of $35.9 million of the 2019 Convertible Debentures was converted into 7,184,000 common shares in the capital of the Company at a conversion price of $5.00 per common share prior to the Redemption Date. In addition, an aggregate of $0.4 million, representing all accrued and unpaid interest in respect of the 2019 Convertible Debentures up to but excluding the Redemption Date, was paid to the holders of the 2019 Convertible Debentures on the Redemption Date. As a result, $35.9 million of Redemption Funds was returned to the Company by the Debenture Trustee.

(c)Credit Facilities

On November 4, 2021, the Company entered into a fourth amended and restated credit agreement (the “Amended Credit Facility”) effective November 5, 2021, with a syndicate of banks led by BNP Paribas, and including The Bank of Nova Scotia, Bank of Montreal and Société Générale, which converted the Company’s prior non-revolving and revolving facilities with the Bank of Nova Scotia and BNP Paribas (the “Scotiabank Facility”) into a revolving term credit facility and increased the amount of the Amended Credit Facility from $120.0 million to $200.0 million, subject to the conditions described below. The Amended Credit Facility has a term of four years, maturing in November 2025, and steps down to $150.0 million after three years. Interest initially accrued on LIBOR loans under the Amended Credit Facility at LIBOR plus an applicable margin of between two and three percent per annum, which varied according to the consolidated leverage levels of the Company, as defined in the Amended Credit Facility.

Effective December 15, 2022, the Company executed a second amendment to the fourth Amended Credit Facility. The second amendment increased the amount of the Amended Credit Facility from $200.0 million to $250.0 million and increased the level of the step down of the Amended Credit Facility from $150.0 million to $175.0 million in November 2024. The amendment also introduced an uncommitted $50.0 million accordion option, exercisable from June 2023 to October 2024. LIBOR loans under the Amended Credit Facility were converted to Term Benchmark loans, with the interest base rate on these loans converting from LIBOR to an Adjusted Term SOFR. The applicable loan margins on Term Benchmark loans increased by 25 basis points across all levels of the margin grid, and the commitment fee rate increased by 9 to 12 basis points across the margin grid. The counterparties, guarantors, covenants, step down date and maturity date of the Amended Credit Facility were unchanged.

In December 2023, the Amended Credit Facility was further amended to include additional security to the lenders in the form of guarantees and share pledges from the Company’s subsidiaries which indirectly own the Diamba Sud project in Senegal, acquired pursuant to the acquisition of Chesser.

Effective October 31, 2024, the Company entered into a fifth amended and restated credit agreement, reducing its secured revolving credit facility from $250 million to $150 million and increasing the uncommitted accordion option to $75 million. The facility has a four-year term, with interest accruing at the applicable US base rate and the adjusted term SOFR rate, with margins between 1.25% and 2.25% for the base rate and 2.25% and 3.25% for SOFR. The Company has pledged significant assets, including those of its principal operating subsidiaries, as collateral for this facility. However, all security previously granted by the Company's Mexican operating subsidiary, Cuzcatlan, and its indirect holding companies was released.

The Company evaluated the fifth amended and restated credit agreement and concluded that it was an extinguishment of debt rather than a modification as a result of the change in counterparties and financial covenants, increase in the uncommitted accordion option, decrease in available credit and the entering into of a guarantee by Mansfield and its holding companies to guarantee the obligations of the Company under the amended and restated credit facility.

The Amended Credit Facility is subject to certain conditions and covenants customary for a facility of this nature. The Company is required to comply with certain financial covenants which include among others:  maintaining an interest coverage ratio (maintain an interest ratio coverage calculated on a rolling four fiscal quarter basis) of not less than 4.00:1.00; a Net Total Debt (as defined in the facility) to EBITDA ratio (calculated on a rolling four fiscal quarters basis) of not more than 4.00:1.00; and a Net Senior Secured Debt (as defined in the facility) to EBITDA ratio (calculated on a rolling four fiscal quarters basis) of not more than 2.25:1.00. As at December 31, 2024, the Company was in compliance with all of the covenants under the Amended Credit Facility.

As at December 31, 2024, the Credit Facility remained undrawn.